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                                                                    EXHIBIT 99.4


                              AFFILIATE AGREEMENT

                                                            November__, 1996


Rational Software Corporation
2800 San Tomas Expressway
Santa Clara, California 95051

Ladies and Gentlemen:

     Pursuant to the terms of the Agreement and Plan of Reorganization dated as of November __, 1996 (the "Agreement"), among Rational Software Corporation, a Delaware corporation ("Acquiror"), Sunshine Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Acquiror ("Merger Sub"), and SQA, Inc., a Delaware corporation ("Target"), Acquiror will enter into a business combination with Target through the merger of Merger Sub with and into Target (the "Merger"), with Target continuing as the surviving corporation and as a wholly-owned subsidiary of Acquiror.

     The undersigned has been advised that, as of the date hereof, the undersigned may be deemed to be an "affiliate" of Acquiror, as the term "affiliate" is used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76 of the Commission.

     The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Acquiror, other stockholders of Acquiror, Target, stockholders of Target and their respective counsel and accountants.

     The undersigned represents and warrants to and agrees with Acquiror that:

     1. The undersigned has full power to execute and deliver this Affiliate Agreement and to make the representations and warranties herein and to perform its obligations hereunder.

     2. The undersigned has carefully read this letter and the Agreement and discussed its requirements and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Target Common Stock and Acquiror Common Stock to the extent the undersigned felt necessary, with its counsel or counsel for Acquiror.

     3. The undersigned shall not make any sale, transfer or other disposition of Acquiror Common Stock in violation of the Act or the Rules and Regulations.
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     4.  The undersigned agrees with Acquiror that the undersigned will not sell, exchange, transfer, pledge, dispose or otherwise reduce his risk relative to any shares of Acquiror Common Stock or other equity securities of Acquiror owned by the undersigned during the period commencing on the date hereof and ending at such time as financial results covering at least 30 days of combined operations of Target and Acquiror have been published by Acquiror, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes the combined results of operations, so as to interfere with Acquiror accounting for the Merger as a pooling of interests. Acquiror, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates representing the undersigned's shares of Acquiror Common Stock.

     5. Acquiror agrees to publish, as promptly as practicable following the Merger, financial results covering at least 30 days of combined operations of Target and Acquiror in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or announcement that includes the combined results of operations of Acquiror and Target; provided,
                                                                      --------
  however, that Acquiror shall be under no obligation to publish any such
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  financial information other than with respect to a fiscal quarter of Acquiror.

     6. The undersigned represents and warrants to Acquiror that the undersigned is the beneficial owner of the shares of Acquiror Common Stock and options to purchase Acquiror Common Stock indicated below (the "Acquiror Securities"). Except for Acquiror Securities, the undersigned does not beneficially own any shares of Acquiror Common Stock or any other equity security of Acquiror or any options, warrants or other rights to acquire any equity securities of Acquiror.

     7. This Agreement may not be amended or waived other than by a writing signed by both the undersigned and Acquiror.

               [Remainder of this Page Intentionally Left Blank]

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                   NUMBER OF SHARES OF ACQUIROR COMMON STOCK
                     BENEFICIALLY OWNED BY THE UNDERSIGNED:

                                _______________

                   NUMBER OF SHARES OF ACQUIROR COMMON STOCK
           SUBJECT TO OPTIONS BENEFICIALLY OWNED BY THE UNDERSIGNED:

                                ________________



                                        Very truly yours,

                                        ______________________________________
                                        (print name of stockholder above)

                                        By:  _________________________________
                                                  Name:
                                                  Title:
                                                  (if applicable)

  Accepted this ____ day of
  November, 1996, by

  Rational Software Corporation

  By: ______________________________
      Name:
      Title:

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